SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 20, 2006

CardioVascular BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7251 W. Lake Mead Blvd., Suite 300

Las Vegas, Nevada

89128

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: 702-248-1174

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

CardioVascular BioTherapeutics, Inc. (the “Company”) announced in a press release dated March 22, 2006 that it completed the sale in a private placement (the “Private Placement”) of $20,000,000 of senior secured notes together with warrants to purchase 705,882 shares of the Company’s common stock. The Company entered into a Securities Purchase Agreement dated March 20, 2006 with certain investors. A copy of the Securities Purchase Agreement is attached hereto as Exhibit 10.1.

The notes are convertible into shares of the Company’s common stock at any time at $12 per share (the “Fixed Conversion Price”). In addition, the notes are convertible after five months from the closing date at 94% of the average of the preceding five days weighted average trading price, if the result is lower than $12 per share. Conversion of the senior secured notes into the Company’s common stock at other than the Fixed Conversion Price is limited to no more than 10% of the original $20,000,000 note balance per month. The notes mature in March 2009, and bear a resetting floating interest rate of three month LIBOR plus 7%. The warrants may be exercised anytime up to March 2009. The warrant exercise price is $8.50 per share. Substantially all of the Company’s assets secure the notes. Further detail on the transaction may be found in the documents filed as exhibits attached hereto.

A copy of the press release issued by the Company on March 22, 2006, is attached hereto as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As more fully set forth in Item 1.01 herein, on March 20, 2006, the Company completed the Private Placement of $20,000,000 of senior secured notes together with warrants to purchase 705,882 shares of the Company’s common stock (the “Securities”). The Company will incur certain penalties if it fails to file and obtain and maintain the effectiveness of a registration statement covering the Securities, such as cash payments to the note holders calculated under formulas based on the principal amount of the notes and aggregate exercise price of the warrants as more fully set forth in the Form of Note, attached hereto as Exhibit 10.7. The Company may also incur cash damages if the Company fails to issue and deliver certificates of its common stock in a timely manner upon receipt of a notice from a note holder to convert all or a portion of the note holder’s note, as more fully set forth in Exhibit 10.7. The Company may also be required to redeem all or a portion of the principal amount of a note in the event a conversion fails, as more fully set forth in Exhibit 10.7. Under certain triggering events, the Company may be required to redeem all or a portion of the principal amount of a note in the sum of 120% of the principal plus applicable interest. Examples of triggering events are: (i) delisting of the Company’s securities; (ii) failure of a registration statement to be filed; (iii) failure of a registration statement to become effective; and (iv) other triggering events as more fully set forth in Exhibit 10.7. Other terms and conditions that are material to the Company are: (i) after a triggering event the holder of a note has the option to require the Company to pay a redemption price at the option of a note holder; (ii) a redemption in the event of a change in control at the option of a note holder, (iii) certain events of default; and (iv) the acceleration of payment of a note upon the occurrence of an event of default, all of which are more fully set forth in Exhibit 10.7.

Item 3.02	Unregistered Sales of Equity Securities

As set forth in Item 1.01 herein, the Company completed the Private Placement on March 20, 2006, of $20,000,000 of the Securities.

The gross proceeds of the Private Placement are $20,000,000. The Company incurred a closing fee of: (i) $200,000 to purchasers of the notes, (ii) an investment banking fee in the amount of $1,200,000 to CK Cooper & Company, a party related to one of the Company’s directors, Alexander G. Montano; and (iii) other expenses in the amount of $50,000. A total of $1,450,000 in transaction fees and expenses were paid by the Company, such that the Company realized net proceeds in the amount of $18,550,000.

The Company sold the Securities under the exemption from registration pursuant to Rule 506 of Regulation D under the Securities Act of 1933 (“Regulation D”). The Company relied upon representations from the Investors stating that they meet the requirements under Rule 506(b)(2)(ii) of Regulation D. The Private Placement meets the requirements under Rule 506(b)(2)(i) of Regulation D.

Item 3.03	Material Modification to Rights of Security Holders

From March 20, 2006 until the first date on which there are no notes outstanding, the Company will have certain restrictions on the payment of dividends or distributions, whether in cash, stock, equity securities or property, in respect of any capital stock or split, combination or reclassification of any capital stock or issuance or authorization of the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock or set any record date with respect to any of the foregoing, as set forth more fully in the Securities Purchase Agreement attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Securities Purchase Agreement dated March 20, 2006 (the “Securities Purchase Agreement”), entered into by CardioVascular BioTherapeutics, Inc. and those certain investors listed on the Schedule of Buyers attached thereto, including schedules.

10.2	Registration Rights Agreement dated March 20, 2006.

10.3	Security Agreement dated March 20, 2006, including schedules.

10.4	Patent Security Agreement dated March 20, 2006, including schedules.

10.5	Guaranty of Daniel C. Montano dated March 20, 2006.

10.6	Pledge Agreement dated March 20, 2006.

10.7	Form of Note attached as Exhibit A to the Securities Purchase Agreement.

10.8	Form of Initial Warrant attached as Exhibit B to the Securities Purchase Agreement.

10.9	Form of Repurchase Warrant attached as Exhibit C to the Securities Purchase Agreement.

10.10	Form of Guaranty attached as Exhibit J to the Securities Purchase Agreement.

99.1	Press Release dated March 22, 2006, announcing sale of senior secured notes and warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: March 22, 2006	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Securities Purchase Agreement dated March 20, 2006 (the “Securities Purchase Agreement”), entered into by CardioVascular BioTherapeutics, Inc. and those certain investors listed on the Schedule of Buyers attached thereto, including schedules.

10.2	Registration Rights Agreement dated March 20, 2006.

10.3	Security Agreement dated March 20, 2006, including schedules.

10.4	Patent Security Agreement dated March 20, 2006, including schedules.

10.5	Guaranty of Daniel C. Montano dated March 20, 2006.

10.6	Pledge Agreement dated March 20, 2006.

10.7	Form of Note attached as Exhibit A to the Securities Purchase Agreement.

10.8	Form of Initial Warrant attached as Exhibit B to the Securities Purchase Agreement.

10.9	Form of Repurchase Warrant attached as Exhibit C to the Securities Purchase Agreement.

10.10	Form of Guaranty attached as Exhibit J to the Securities Purchase Agreement.

99.1	Press Release dated March 22, 2006, announcing sale of senior secured notes and warrants.